SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported):  March 17, 2000

                       AmeriServe Food Distribution, Inc.
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                    000-19367                  75-2296149
(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                    Identification Number)


                              15305 Dallas Parkway
                                Addison, TX 75001
              (Address of principal executive offices) (zip code)

                                 (972) 364-2000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On March 20, 2000, AmeriServe Food Distribution, Inc. announced that the appointment of Ronald A. Rittenmeyer as president and chief executive officer of AmeriServe Food Distribution, Inc. was approved on Friday, March 17, by the U.S. Bankruptcy Court in Wilmington, Delaware. A copy of the press release is attached as an exhibit hereto.

Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)      Financial statements of businesses acquired.

            Not Applicable

(b)      Pro forma financial information.

            Not Applicable

(c)      Exhibits.

         Exhibit 99.3  --  Press Release dated March 20, 2000

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                              AMERISERVE FOOD DISTRIBUTION, INC.




                                              By:_______________________________
                                                 Name:  Kevin J. Rogan
                                                 Title: Senior Vice President,
                                                        General Counsel and
                                                        Secretary


Date:  March 20, 2000